EXHIBIT 10.2

                                 AMENDMENT NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT


         THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this "Amendment"), dated October 29, 2004 (the "Effective Date") by and between SEALIFE CORPORATION, a Delaware corporation ("SeaLife"), and J.P. Heyes, an individual ("Executive").

                                    RECITALS

         WHEREAS, SeaLife and Executive are parties to that certain Employment Agreement dated January 1, 2004 (the "Employment Agreement");

         WHEREAS, SeaLife desires to decrease the Annual Salary of Executive effective as of June 1, 2004; and

         WHEREAS, SeaLife and Executive desire to enter into this Amendment regarding such decrease in Annual Salary.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in consideration of Executive's continued service with SeaLife, the parties hereto agree as follows:

         1.       AMENDMENT  TO  SECTION  2(B).  Effective  as of June 1,  2004,
SECTION 5(A) of the Employment Agreement is hereby deleted in its entirety and the following language is added in lieu thereof:

         "As compensation for the services to be rendered by Employee hereunder, Company shall pay Employee an annual rate of One Hundred Thousand Dollars ($100,000), subject to adjustment by the Board on an annual basis at the beginning of each fiscal year. All payments to Employee hereunder shall be made in accordance with the Company's customary practices and procedures, all of which shall be in conformity with applicable federal, state and local laws and regulations."

         2. DEFINITIONS. Capitalized terms used herein without definition shall have the respective meanings attributed to such terms in the Employment Agreement.

         3. RATIFICATION OF THE EMPLOYMENT AGREEMENT. The parties hereto hereby ratify, confirm and approve the Employment Agreement, as amended by this Amendment. Should any terms of this Amendment conflict with any terms of the Employment Agreement, the terms of this Amendment shall control.


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         4.       COUNTERPARTS.  This  Amendment  may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.


                                     SEALIFE:




                                     By   /S/ ROBERT MCCASLIN
                                         ---------------------------------------
                                     Robert McCaslin,
                                     Chief Executive Officer and Chief Financial
                                     Officer



                                     EXECUTIVE:


                                      /S/ J.P. HEYES
                                     -------------------------------------------
                                     J.P. Heyes